                                                                   EXHIBIT 10.28



                      FIRST AMENDMENT TO CREDIT AGREEMENT

                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 29, 1998, and entered into by and among TVMAX TELECOMMUNICATIONS, INC., a Delaware corporation ("COMPANY"), OPTEL, INC., a Delaware corporation ("HOLDINGS"), the financial institutions listed on the signature pages hereof ("LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Arranger and Syndication Agent (in such capacities, "ARRANGER"), CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (in such capacity, "DOCUMENTATION AGENT") and, for purposes of Section 3 hereof, each of the Guarantors, and is made with reference to that certain Credit Agreement, dated as of December 19, 1997 (the "CREDIT AGREEMENT"), by and among Company, Holdings, Lenders, Arranger, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, Company and the Lenders desire to amend certain provisions pertaining to the minimum fixed charge coverage ratio required to be maintained by Company to accurately reflect the intent of the parties;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.       AMENDMENTS

                 A.       Amendment to Section 1.1 Certain Defined Terms.

                 Subsection 1.01 of the Credit Agreement is hereby amended by amending clause (iii) of the definition of "Consolidated Cash Available for Fixed Charges" to read in its entirety as follows:

                 "(iii) cash balances (excluding amounts held in the Holdings Senior Note Escrow Account but including amounts held in the AXEL Excess Proceeds Account) of Holdings and its Subsidiaries in excess of $10,000,000 as of the date of determination and plus".

                 B.       Amendment to Section 7.6  Financial Covenants.

                 Subsection 7.6B of the Credit Agreement is hereby amended by amending clause (i) thereof to read in its entirety as follows:

                 "(i) Consolidated Cash Available for Fixed Charges".

SECTION 2.       REPRESENTATIONS, WARRANTIES AND COVENANTS

                 A. As of the date hereof, (i) after giving effect to this Amendment, there exists no Event of Default or Potential Event of Default under the Credit Agreement and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 B. As of the date hereof, each Loan Party has performed all agreements to be performed on its part as set forth in the Credit Agreement and the other Loan Documents.

SECTION 3.       ACKNOWLEDGEMENT AND CONSENT

                 The Guaranties and Collateral Documents to which each Guarantor and Company, as applicable, are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS". Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement. Each Credit Support Party acknowledges and agrees that any of the Credit
Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

SECTION 4.       EFFECT ON CREDIT AGREEMENT

                 A. On and after the First Amendment Effective Date (as defined in Section 7 hereof), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                 B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

SECTION 5.       FEES  AND EXPENSES

                 Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

SECTION 6.       GOVERNING LAW

                 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE

GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 7.       COUNTERPARTS; EFFECTIVENESS

                 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterpart and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the "FIRST AMENDMENT EFFECTIVE DATE") upon the execution of a counterpart hereof by each of the Loan Parties and Requisite Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  (Remainder of Page Intentionally Left Blank)

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


TVMAX TELECOMMUNICATIONS, INC.
OPTEL, INC.

By:
         ------------------------
         Bertrand Blanchette
         Vice President

By:
         ------------------------
         Michael E. Katzenstein
         Vice President

For Purposes of Section 3:

GUARANTORS:

OPTEL (ARIZONA) TELECOM, INC.
OPTEL (CALIFORNIA) TELECOM, INC.
OPTEL (COLORADO) TELECOM, INC.
OPTEL (FLORIDA) TELECOM, INC.
OPTEL (ILLINOIS) TELECOM, INC.
OPTEL (TEXAS) TELECOM, INC.
TVMAX COMMUNICATIONS (TEXAS), INC.
TA V GP HOLDINGS CORP.
OPTEL (ILLINOIS) L.P.
RICHEY PACIFIC CABLEVISION, INC.
RICHEY PACIFIC CABLE PARTNERS V, L P.
RICHEY PACIFIC CABLE PARTNERS VI, L.P.
RICHEY PACIFIC CABLE PARTNERS VII, L.P.
IRPC TEXAS, INC.
IRPC TEXAS-VENTANA,INC.
IRPC-ARIZONA, INC.
SUNSHINE TELEVISION ENTERTAINMENT, INC.
TARA COMMUNICATION SYSTEMS, INC.
PHONOSCOPE ENTERTAINMENT, INC.
PHONOSCOPE VILLAGE CABLE, INC.
BAY AREA CABLE TELEVISION, INC.

By:
         -----------------------------
         Bertrand Blanchette
         Vice President
         of each of the foregoing Guarantors

By:
         -----------------------------
         Michael E. Katzenstein
         Vice President,
         of each of the foregoing Guarantors


TRANSMISSION HOLDINGS, INC.


By:
         -----------------------------
         Name:
         Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
individually and as Arranger and Syndication Agent


By:
         --------------------------
         Authorized Signatory



CANADIAN IMPERIAL BANK OF COMMERCE,
individually and as Administrative Agent


By:
         --------------------------
         Tefta Ghilaga
         Executive Director, CIBC Oppenheimer Corp.,
         as Agent



GENERAL ELECTRIC CAPITAL CORPORATION,
individually and as Documentation Agent


By:
         --------------------------
         Name:
         Title:



INDOSUEZ CAPITAL FUNDING, II LIMITED
By:      Indosuez Capital Luxembourg,
         as Collateral Manager


By:
         --------------------------
         Name:
         Title:



CYPRESSTREE INVESTMENT PARTNERS I, LTD.
By:      CypressTree Investment Management
         Company, Inc. as Portfolio Manager


By:
         --------------------------
         Name:
         Title:

THE TORONTO-DOMINION BANK


By:
         --------------------------
         Name:
         Title:


MERRILL LYNCH PRIME RATE PORTFOLIO
By:      Merrill Lynch Asset Management, L.P.,
         as Investment Advisor

By:
         --------------------------
         Name:
         Title:


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By:
         --------------------------
         Name:
         Title:


KZH HOLDING CORPORATION III

By:
         --------------------------
         Name:
         Title: